Exhibit 21

SUBSIDIARIES OF MANPOWER INC.

As of December 31, 2005

Corporation Name	Incorporated in State / Country of

Huntsville Service Contractors, Inc.	Alabama

Benefits S.A.	Argentina

Cotecsud S.A.S.E.	Argentina

Rural Power S.A.	Argentina

Empower Corporate Research Pty. Ltd.	Australia

Compower Pty. Limited	Australia

ICV International Pty. Ltd.	Australia

Intellectual Capital Pty. Ltd.	Australia

Manpower Services (Australia) Pty. Ltd.	Australia

Right Management Consultants (OC) Pty Ltd.	Australia

ORMS Group APS Pty Limited	Australia

Polson Pty. Ltd. B104	Australia

Workforce (Vic) Pty. Limited	Australia

Right from Home Pty. Ltd.	Australia

Right Management Consultants (NSW) Pty. Ltd.	Australia

Right Management Consultants (QLD) Pty. Ltd.	Australia

Right Management Consultants Holdings Pty. Ltd.	Australia

Right Management Consultants International Pty. Ltd.	Australia

Right Management Consultants Pty. Ltd.	Australia

Manpower No. 10 Pty. Ltd.	Australia

Manpower No. 11 Pty. Ltd.	Australia

Manpower No. 12 Pty. Ltd.	Australia

Manpower No. 13 Pty. Ltd.	Australia

Manpower No. 14 Pty. Ltd.	Australia

Manpower No. 15 Pty. Ltd.	Australia

Human Power Projects GmbH	Austria

Manpower GmbH	Austria

Manpower Holding GmbH	Austria

Manpower Unternehmens und Personalberatungs GmbH	Austria

MTW Personaldienstleistungen GmbH	Austria

Elan IT Resource S.A.	Belgium

Mulitskill S.A.	Belgium

S.A. Manpower (Belgium) N.V.	Belgium

Right Management Consultants (Belgium) SA	Belgium

Coutts Consulting	Belgium

Empower-BCI Europe	Belgium

Manpower Brasil Ltda.	Brazil

Manpower Professional Ltda.	Brazil

Manpower Staffing Ltda.	Brazil

Right de Brasil Ltda.	Brazil

AMFO Members Insurance Company, Ltd.	Cayman Islands

Jefferson Wells International (Canada), Inc.	Canada

Manpower Services Canada Limited	Canada

Coutts Consulting Canada Inc.	Canada

Murray Axmith & Associates Limited	Canada

Right Management Consultants Canada	Canada

CEL Management Consultancy (Shanghai) Co. Ltd	China

Manpower Business Consulting (Shanghai) Co. Ltd.	China

Manpower & Standard Human Resources (Shanghai) Co. Ltd.	China

Manpower de Columbia Ltda.	Colombia

Manpower Professional Ltd.	Colombia

Manpower Costa Rica, S.A.	Costa Rica

Manpower Republique Tcheque	Czech Republic

Ironwood Capital Corporation	Delaware

Jefferson Wells International, Inc.	Delaware

Manpower CIS Inc.	Delaware

Manpower Holdings, Inc.	Delaware

Manpower International, Inc.	Delaware

Right License Holdings, LLC	Delaware

USCaden Corporation	Delaware

Elan Computing A/S	Denmark

Empower A/S	Denmark

Manpower Europe Holdings Aps	Denmark

Manpower A/S (Denmark)	Denmark

Manpower Facilities Management A/S	Denmark

Manpower Contact Center A/S	Denmark

Right Kjaer & Kerulf A/S	Denmark

Right Search and Selection Denmark A/S	Denmark

Sinova International Holding A/S	Denmark

Manpower Republica Dominicana, S.A.	Dominican Republic

Manpower El Salvador, S.A. de C.V.	El Salvador

Manpower EESTI OÜ	Estonia

Elan IT Resource OY	Finland

Manpower Business Solutions Oy	Finland

Manpower Direct OY	Finland

Manpower OY	Finland

The Empower Group OY	Finland

Alisia SARL	France

Manpower France Holding SAS	France

Elan I.T. Resource SARL	France

Right Management Consultants SA	France

Solertis	France

Coutts Consultants France SA	France

Manpower France SAS	France

Supplay S.A.	France

Manpower Guadalupe	Guadalupe

Adservice GmbH	Germany

Ambridge Group GmbH	Germany

Bankpower GmbH Personaldienstleistungen	Germany

Consulting by Manpower GmbH	Germany

Elan Computing (Deutschland) GmbH	Germany

Elan IT ReSource GmbH	Germany

Manpower GmbH & Co. KG Personaldienstleistungen	Germany

Elan Telecommunications GmbH	Germany

Engineering by Manpower GmbH	Germany

Manpower Deutschland GmbH	Germany

Right Coutts (Deutschland) GMBH	Germany

AviationPower GmbH	Germany

Manpower Beteiligungsgesellschaft mbH	Germany

Manpower Finance - Personaldienstleistungen GmbH	Germany

Manpower Erkner GmbH Personaldienstleistungen	Germany

Manpower Managed Structures GmbH	Germany

Project Support by Manpower GmbH	Germany

PSA by Manpower GmbH	Germany

Manpower Team S.A.	Greece

Project Solutions S.A.	Greece

Manpower Guatemala S.A.	Guatemala

Manpower Honduras, S.A.	Honduras

Center for Effective Leadership (HK) Ltd.	Hong Kong

Elan Computing (Asia) Limited	Hong Kong

Manpower Services (Hong Kong) Limited	Hong Kong

Standard Management Consulting Limited	Hong Kong

Right Management Consultants Ltd (Hong Kong)	Hong Kong

Manpower Munkaero Szervezesi KFT	Hungary

Complete Business Services of Illinois, Inc.	Illinois

Right Management Consultants of Illinois	Illinois

Transpersonnel, Inc.	Illinois

Manpower Services India Pvt. Ltd.	India

Elan Recruitment Limited	Ireland

Manpower (Ireland) Group Limited	Ireland

Manpower (Ireland) Limited	Ireland

Right Management Consultants Ireland Ltd.	Ireland

Right Transition Ltd.	Ireland

The Skills Group Contract Services Limited	Ireland

The Skills Group Financial Services Limited	Ireland

The Skills Group International Limited	Ireland

Adam Ltd.	Israel

Adi Ltd.	Israel

Career Ltd.	Israel

Hahaklai Ltd.	Israel

Career – Management of Housing for Elderly Ltd.	Israel

Career Harmony, Ltd	Israel

M.I.T. (Manpower Information Technology) Ltd.	Israel

M.P.H. Holdings Ltd.	Israel

Manpower Israel Holdings (1999) Limited	Israel

Manpower (Israel) Ltd.	Israel

Manpower Miluot Ltd.	Israel

Nativ 2 Ltd.	Israel

S.T.M Technologies Ltd.	Israel

Telepower Ltd.	Israel

Storetail	Israel

Unison Engineering Projects Ltd.	Israel

Brook Street S.P.A. Selection and Recruiting	Italy

Brook Street S.P.A. Temporary Services	Italy

Elan IT Resource Italia Srl	Italy

Manpower S.P.A.	Italy

Manpower Formazione Spa	Italy

Right Management Consultants (Italy) SRL	Italy

Payroll Service S.P.A.	Italy

Manpower Italia S.r.l.	Italy

Manpower Management S.P.A.	Italy

Adgrams, Inc.	Japan

JobSearchpower Co. Ltd.	Japan

JobSupportpower Co. Ltd.	Japan

Manpower Japan Co. Limited	Japan

Mates Co. Ltd.	Japan

Right Management Consultants Japan Inc.	Japan

Jordanian American Manpower Company, W.L.L.	Jordan

Manpower Kazakhstan	Kazakhstan

Manpower Korea, Inc.	Korea

Manpower Professional Services, Inc.	Korea

Right Management Consultants Korea Co. Ltd.	Korea

Manpower Lat UAB	Latvia

Manpower Lit UAB	Lithuania

Aide Temporaire SARL	Luxembourg

Right Management Consultants (Luxembourg) SA	Luxembourg

Right Holdings (Luxembourg) SarL	Luxembourg

Agensi Pekerjaan Manpower Recruitment Sdn Bhd	Malaysia

Manpower Staffing Services (Malaysia) Sdn Bhd	Malaysia

Techpower Consulting Sdn Bhd	Malaysia

Right Management Consultants International Pty. Ltd.	Malaysia

Manpower Antilles	Martinique

Intelecto Tecnologico, S.A. De C.V.	Mexico

Manpower Corporativo, S.A. de C.V.	Mexico

Manpower Industrial, S.A. de C.V.	Mexico

Manpower Mensajeria, S.A. de C.V.	Mexico

Manpower S.A. de C.V.	Mexico

Tecnologia Y Manufactura, S.A. de C.V.	Mexico

Headpower,S.A.de C.V.	Mexico

Nurse Co. de Mexico, S.A. de C.V.	Mexico

Manpower Monaco SAM	Monaco

Societe Marocaine De Travail Temporaire	Morocco

Elan Computing (Netherlands) B.V.	Netherlands

Manpower Consultancy B.V.	Netherlands

Manpower Direkt B.V.	Netherlands

Manpower Management B.V.	Netherlands

Manpower Nederland B.V.	Netherlands

Manpower Services B.V.	Netherlands

Manpower Special Staffing B.V.	Netherlands

Manpower Uitzendorganisatie B.V.	Netherlands

Mobilans B.V.	Netherlands

Right Nederland BV	Netherlands

Performance Improvement Network BV	Netherlands

Jefferson Wells, B.V.	Netherlands

Ultraflex B.V.	Netherlands

Ultrasearch B.V.	Netherlands

Manpower Nouvelle Caledonie	New Caledonia

Manpower Incorporated of New York	New York

Manpower Services (New Zealand) Ltd.	New Zealand

Right Management Consultants Ltd. (New Zealand)	New Zealand

Manpower Nicaruagua S.A.	Nicaragua

Bankpower A/S	Norway

Elan IT Resource A/S	Norway

Framnaes Installajon A/S	Norway

Manpower A/S	Norway

Manpower Contact Center AS	Norway

Manpower Facility Management A/S	Norway

Manpower Norway Holdings A/S	Norway

Quality People A/S	Norway

Raadhuset Rekruttering & Utuelgelse AS	Norway

Raadhuset Rogaland	Norway

Right Management Consultants Norway A/S	Norway

Techpower A/S	Norway

The Empower Group A/S	Norway

Tri County Business Services, Inc.	Ohio

Manpower Panama, S.A.	Panama

Temporales Panama, S.A.	Panama

Manpower Paraguay S.R.L.	Paraguay

Manpower Peru S.A.	Peru

Manpower Professional Services S.A.	Peru

Right Management Consultants, Inc.	Pennsylvania

Manpower Outsourcing Services Inc.	Philippines

Prime Manpower Resources Development, Inc.	Philippines

Manpower Polska SP. ZO. O	Poland

Manpower Ocean Indien	Reunion

Manpower Romania SRL	Romania

Bowker Consultants Pte. Ltd.	Singapore

Center for Effective Leadership (Asia) Pte. Ltd.	Singapore

Highly Effective Youth (Asia) Pte. Ltd.	Singapore

Manpower Staffing Services (Singapore) Pte. Ltd.	Singapore

The Empower Group (Asia) Ltd.	Singapore

Right Management Consultants International Pty. Ltd.	Singapore

Manpower Slovakia SRO	Slovakia

Apel Servis d.o.o.	Slovenia

Manpower S.A. (Pty) Ltd.	South Africa

Vuya Manpower (Pty) Limited	South Africa

Vuya Manpower Contact Centre Solutions (Pty) Ltd.	South Africa

By Manpower S.L.U.	Spain

Elan IT Resource Computing S.L.	Spain

Link Externalizacion de Servicios, S.L.U.	Spain

Manpower Team E.T.T., S.A.U.	Spain

Right Management Consultants Iberia, S.L.	Spain

Elan IT Resources AB	Sweden

Manpower Solutions AB	Sweden

Right Management Consultants AB	Sweden

Right HalsoPartners AB	Sweden

Manpower AB	Sweden

Manpower Contact Center AB	Sweden

Manpower Construction AB	Sweden

Manpower Security AB	Sweden

Manpower Servicenter AB	Sweden

Manpower Sverige AB	Sweden

Manpower Contage AB	Sweden

Nordea Bemanning AB	Sweden

Manpower Resurscenter AB	Sweden

Manpower Industriservice AB	Sweden

Right Sinova AB	Sweden

Right Sinova Sweden AB	Sweden

Manpower Solutions INgroup Holding AB	Sweden

Manpower Solutions INgroup Sweden AB	Sweden

Manpower Solutions INgroup Contact Center AB	Sweden

Manpower Solutions INgroup Administration AB	Sweden

Manpower Solutions INgroup Foretagsservice AB	Sweden

Manpower Solutions INgroup Forvaltning AB	Sweden

Manpower Solutions INgroup Support AB	Sweden

Manpower Business Solutions Communication AB	Sweden

Allegra Finanz AG	Switzerland

Elan Computing (Schweiz) AG, Zurich	Switzerland

M.S.A.	Switzerland

Manpower AG	Switzerland

Manpower Holding AG	Switzerland

Manpower HR Management S.A.	Switzerland

Worklink AG	Switzerland

Elan Telecommunications GmbH	Switzerland

Ambridge Professional Services GmbH	Switzerland

Right Coutts (Schweiz) AG	Switzerland

MRC Consulting AG	Switzerland

Manpower Services (Taiwan) Co., Ltd.	Taiwan

Manpower Recruitment Solutions Co., Ltd.	Thailand

Skillpower Services (Thailand) Co. Ltd.	Thailand

Manpower (Pathumwan) Professional Services Co. Ltd.	Thailand

Manpower Tunisie	Tunisia

Manpower Insan Kaynaklari Limited Sirketi	Turkey

Manpower Secme ve Yerlestirme Hizmetleri Limited Sirketi	Turkey

Manpower Ukraine Ltd.	Ukraine

Bafin (UK) Limited	United Kingdom

Bafin Holdings	United Kingdom

Bafin Services Limited	United Kingdom

Brook Street Bureau PLC	United Kingdom

Brook Street (UK) Limited	United Kingdom

BS Project Services Limited	United Kingdom

Challoners Limited	United Kingdom

The Empower Group (UK) Limited	United Kingdom

DP Support Services Limited	United Kingdom

Elan Computing Limited	United Kingdom

Elan Group Limited	United Kingdom

Elan Resource Support Services Limited	United Kingdom

Elan Telecommunications Group Ltd.	United Kingdom

Elan Telecommunications Ltd	United Kingdom

Ferribush Limited	United Kingdom

Girlpower Limited	United Kingdom

Manpower (UK) Limited	United Kingdom

Manpower Contract Services Limited	United Kingdom

Manpower Holdings Limited	United Kingdom

Manpower IT Services Limited	United Kingdom

Manpower Nominees Limited	United Kingdom

Manpower Public Limited Company	United Kingdom

Manpower Services Ltd.	United Kingdom

Nicholas Andrews Limited	United Kingdom

Overdrive Limited	United Kingdom

Psyconsult International Limited	United Kingdom

Salespower Limited	United Kingdom

Screenactive Ltd.	United Kingdom

SHL Group PLC	United Kingdom

Temp Finance & Accounting Service Limited	United Kingdom

Elan Telecommunications Group Ltd.	United Kingdom

The Empower Group Ltd.	United Kingdom

The Trotman Group Ltd.	United Kingdom

Trotman & Company Ltd.	United Kingdom

Working Links Ltd.	United Kingdom

Alternative International Limited	United Kingdom

Atlas Group Holdings Limited	United Kingdom

Coutts Career Consultants Limited	United Kingdom

Right Coutts Holding Limited	United Kingdom

Coutts Outplacement International Limited	United Kingdom

Right Associates Ltd.	United Kingdom

Right Corecare Limited	United Kingdom

Right Coutts Consulting Limited	United Kingdom

Right Coutts Limited	United Kingdom

Right Management Consultants Limited	United Kingdom

CSCB Ltd.	United Kingdom

Winkfield Place Ltd.	United Kingdom

Jefferson Wells, Ltd	United Kingdom

PWR1 Investments	United Kingdom

Aris Sociedad Anonima	Uruguay

Manpower de Venezuela C.A.	Venezuela

Manpower Empresa de Trabajo Temporal, C.A.	Venezuela

Servicios Alleray, C.A.	Venezuela

Right Associates Government Services, Inc.	Virginia

Manpower Nominees Inc.	Wisconsin

Manpower of Texas Limited Partnership	Wisconsin

Manpower Professional Services, Inc.	Wisconsin

Manpower Texas Holdings LLC	Wisconsin

Resource Consulting Group, Inc.	Wisconsin

Signature Graphics of Milwaukee, Inc.	Wisconsin